Exhibit 99.2

Stepan Increases Quarterly Cash Dividend,

Marking the 51st Consecutive Year of Increases

Northfield, Illinois, October 24, 2018 -- Stepan Company (NYSE:SCL) today reported:

On October 23, 2018, the Board of Directors of Stepan Company approved an increase of $0.025 per share, or 11%, on its quarterly cash dividend on its common stock. The dividend of $0.25 per share is payable on December 14, 2018, to common stockholders of record on November 30, 2018. The increase marks the 51st consecutive year in which the quarterly dividend rate on the Company’s common stock has increased.

Corporate Profile

Stepan Company is a major manufacturer of specialty and intermediate chemicals used in a broad range of industries.  Stepan is a leading merchant producer of surfactants, which are the key ingredients in consumer and industrial cleaning compounds and in agricultural and oilfield solutions.  The Company is also a leading supplier of polyurethane polyols used in the expanding thermal insulation market, and CASE (Coatings, Adhesives, Sealants, and Elastomers) industries.

Headquartered in Northfield, Illinois, Stepan utilizes a network of modern production facilities located in North and South America, Europe and Asia.

The Company’s common stock is traded on the New York Stock Exchange (NYSE) under the symbol SCL.  For more information about Stepan Company please visit the Company online at www.stepan.com

Certain information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements about Stepan Company’s plans, objectives, strategies, financial performance and outlook, trends, the amount and timing of future cash distributions, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, Stepan Company’s actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “guidance,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” ”should,” “illustrative” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Stepan Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements.

There are a number of risks, uncertainties and other important factors, many of which are beyond Stepan Company’s control, that could cause actual results to differ materially from the forward-looking statements contained in this news release. Such risks, uncertainties and other important factors include, among other factors, the risks, uncertainties and factors described in Stepan Company’s Form 10-K, Form 8-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) risks and uncertainties related to disruptions in production or accidents at manufacturing facilities, global competition, volatility of raw material and energy costs, disruptions in transportation or significant changes in transportation costs, reduced demand due to customer product reformulations or new technologies, the probability of future acquisitions and the uncertainties related to the integration of acquired businesses, maintaining and protecting intellectual property rights, international business risks, including currency exchange rate fluctuations, legal restrictions and taxes, the impact of changes in the tax code as a result of recent federal tax legislation and uncertainty as to how some of those changes may be applied, our ability to estimate and maintain appropriate levels of recorded liabilities, our debt covenants, our ability to access capital markets, downturns in certain industries and general economic downturns, global political, military, security or other instability, costs related to expansion or other capital projects, interruption or breaches of information technology systems, the costs and other effects of governmental regulation and legal and administrative proceedings and our ability to retain executive management and key personnel.

These forward-looking statements are made only as of the date hereof, and Stepan Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Source: Stepan Company
Contact:  Luis E. Rojo 847-446-7500